Listing and related expenses	12 Months Ended
Mar. 31, 2023
Listing And Related Expenses
Listing and related expenses

44. Listing and related expenses

One of our subsidiary, Yatra India is contemplating an initial public offering (the “Indian IPO”) of its equity shares (“Equity Shares”) in India and has filed a Draft Red Herring Prospectus on March 24, 2022 with the Securities and Exchange Board of India (“SEBI”). The Indian IPO will involve issuance of new equity shares of the subsidiary to the public. The non-controlling interest percentage holding is expected to increase, however the Group is expected to continue controlling the subsidiary even after Indian IPO. Yatra Online Limited has incurred costs in connection with the Indian IPO. Yatra India has received the final observation letter dated November 17, 2022 from the SEBI in connection with the DRHP. The proposed Indian IPO can open for subscription within 12 months. The timing and completion, and investor interest relating to, of the Indian IPO is subject to various risks and uncertainties.

Incremental costs directly attributable to a probable future equity transaction related to Indian IPO that otherwise would have been avoided are treated as transaction costs and are recognised as a prepayment and other assets. These costs recognised as a prepayment and other assets will be recognised in equity when the equity transaction is recognised, or recognised in profit or loss if the issue is no longer expected to be completed. The remaining costs incurred are recognised in profit or loss under head listing and related expenses.

Total cumulative expense incurred till March 31, 2023 is INR 108,956 (March 31, 2022: INR 85,809), out of which INR 29,546 (March 31, 2022: INR 29,919) is recorded in prepaid expense as at March 31, 2023 and the remaining cost incurred of INR 23,591 (March 31, 2022: INR 55,818) are recognised in profit or loss under head listing and related expenses for the ended March 31, 2023.